SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549




                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                     Date of Report:  October 28, 1996


                     TENET INFORMATION SERVICES, INC.
                     --------------------------------
          (Exact name of registrant as specified in its charter)


           Utah                 0-18113                   87-0405405
    __________________      ________________       _____________________
     (State or other      (Commission File No.)     (IRS Eployer ID No.)
     jurisdiction of
      incorporation)



                      4885 South 900 East Suite #107
                        Salt Lake City, Utah 84117
                     --------------------------------
       (address of principal executive offices, including zip code)


                               801-268-3490
                               ------------
            (Registrant's telephone number including area code)

                             TABLE OF CONTENTS


Item 2.   Acquisition or Disposition of Assets                        1

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          a.   Financial Statements and Pro Forma
                Financial Information                                 1
          b.   Exhibits                                               1


SIGNATURES                                                            2

Item 2.   Acquisition or Disposition of Assets.

     Effective September 29, 1995, Tenet Information Services, Inc., (the "Company") and National Microcomputer Corporation, ("NMC") approved the terms of an Agreement and Plan of Reorganization pursuant to which NMC was merged with and into Tenet Merger Subsidiary, Inc., a wholly owned subsidiary of the Company incorporated for the purpose of effecting the merger. NMC develops and markets an integrated information management/patient tracking system designed specifically for use in hospital emergency departments.

Three million shares of the Company's common stock were exchanged for all outstanding shares of NMC. The three million shares were valued at $420,000. In connection with the merger, the Company also entered into three-year employment agreements with NMC's major shareholders and a key employee. In addition , the Company entered into consulting agreements with two additional shareholders of NMC. The terms of the merger and the related employment and consulting agreements were determined through arms' length negotiations conducted by the principals of the Company and representatives of NMC. There was no relationship between the owners of NMC and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of business acquired:                         Page
                                                                       ------
     - Report of Independent Public Accountants                          F-1

     - Balance Sheet at June 30, 1995                                    F-2

     - Statements of Operations for the years ended
        June 30, 1995 and 1994                                           F-3

     - Statements of Shareholders' Equity (Deficit)
        for the years ended June 30, 1995 and 1994                       F-4

     - Statements of Cash Flows for the years ended
        June 30, 1995 and 1994                                           F-5

     - Notes to Financial Statements                                     F-6

(b)  Pro Forma financial information:

The following unaudited proforma acquisition information for fiscal 1996 and 1995 presents the results of operations as if the NMC acquisition had occurred at the beginning of fiscal 1995, after giving effect to the write-off of the excess purchase price totaling $509,884. The write-off of excess purchase price is a nonrecurring charge which resulted directly from the transactions and therefore has been excluded from the following pro forma information. The proforma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisitions been made at the beginning of fiscal 1995 as described above or of the results which may occur in the future.

                                   Unaudited Pro Forma Results of
                                            Operations
                                        Years ended June 30
                                        -------------------
                                         1996          1995
                                        ------        ------
     Revenues                         $1,140,792     $695,519
     Loss from operations               (634,363)    (354,976)
     Net Loss                         (1,197,972)    (372,963)
     Net loss per common share              (.11)        (.05)

(c)  Exhibits:

The following document is incorporated by reference to the Company's report on Form 10-K dated October 14, 1995 for the year ended June 30, 1995.

2.2  Agreement and Plan of Reorganization

             NATIONAL MICROCOMPUTER CORPORATION

             FINANCIAL STATEMENTS
             AS OF JUNE 30, 1995 AND
             FOR THE YEARS ENDED JUNE 30, 1995 AND 1994

             TOGETHER WITH REPORT OF
             INDEPENDENT PUBLIC ACCOUNTANTS

                 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To National Microcomputer Corporation:

We have audited the accompanying balance sheet of National MicroComputer Corporation (a California corporation) as of June 30, 1995, and the related statements of operations, shareholders' equity (deficit) and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, the Company has experienced recurring losses from operations and as of June 30, 1995 has a working capital deficit of $81,301 and a shareholders' deficit of $35,715. Subsequent to June 30, 1995, the Company was merged into Tenet Information Services, Inc. ("Tenet"). Tenet also has experienced recurring losses from operations and its ability to fund the combined operations is dependent upon obtaining additional debt or equity capital. Tenet has been successful in recently raising $252,000 of equity capital. However, there can be no assurance that the combined operations of Tenet and National MicroComputer Corporation will generate positive cash flows or profitable results.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National MicroComputer Corporation as of June 30, 1995, and the results of its operations and its cash flows for each of the two years in the period then ended in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Salt Lake City, Utah
November 17, 1995

                    NATIONAL MICROCOMPUTER CORPORATION

                               BALANCE SHEET

                            AS OF JUNE 30, 1995


                                  ASSETS

CURRENT ASSETS:
  Cash                                         $  58,899
  Accounts receivable, net of allowance
    for doubtful accounts of $7,500              104,004
  Prepaid expenses and other                     19,027
                                                ---------

          Total current assets                   181,930


DEFERRED SOFTWARE COSTS, net of accumulated
  amortization of $19,511                         42,618

EQUIPMENT, net of accumulated depreciation
  of $4,889                                        2,968
                                                ---------

          Total assets                          $ 227,516
                                                =========


                   LIABILITIES AND SHAREHOLDERS' DEFICIT


CURRENT LIABILITIES:
  Accounts payable                              $  12,987
  Deferred revenue                                248,318
  Other                                             1,926
                                                ---------

          Total current liabilities               263,231
                                                ---------

CONTINGENCIES (Note 1)

SHAREHOLDERS' DEFICIT:
  Common stock, no par value; 1,000,000 shares
    authorized, 2,439 shares issued and           66,597
outstanding
  Accumulated deficit                           (102,312)
                                                ---------

          Total shareholders' deficit            (35,715)
                                                ---------

          Total liabilities and shareholders'
            deficit                            $ 227,516
                                                =========

              The accompanying notes to financial statements
                are an integral part of this balance sheet.

                    NATIONAL MICROCOMPUTER CORPORATION

                         STATEMENTS OF OPERATIONS

                FOR THE YEARS ENDED JUNE 30, 1995 AND 1994



                                    1995          1994
                                  --------      --------

REVENUES                          $326,473      $282,582
                                  --------      --------



COSTS AND EXPENSES:
  Cost of revenues                 143,016        64,180
  Sales and marketing              107,313       112,210
  Software development              71,268        63,152
  General and administrative        41,262        44,032
                                  --------      --------

                                   362,859       283,574
                                  --------      --------

LOSS FROM OPERATIONS               (36,386)         (992)

OTHER EXPENSE                         (353)      (10,017)
                                  --------      --------

LOSS BEFORE PROVISION FOR INCOME
  TAXES                            (36,739)      (11,009)

PROVISION FOR INCOME TAXES            (800)         (800)
                                  --------      --------

NET LOSS                          $(37,539)     $(11,809)
                                  ========      ========






              The accompanying notes to financial statements
                 are an integral part of these statements.

                    NATIONAL MICROCOMPUTER CORPORATION

               STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

                FOR THE YEARS ENDED JUNE 30, 1995 AND 1994


                               Common            Accumulated
                          ----------------     -----------------
                          Shares    Amount     Deficit      Total
                          ------    ------     -------      -----

BALANCE, June 30, 1993     1,572   $ 1,572   $ (52,964)   $(51,392)

  Issuance of common
    stock for cash at
    approximately $75
    per share                459    34,395          -       34,395

  Issuance of common
    stock for services at
    approximately $75
    per share                408    30,630          -       30,630

  Net loss                    -         -      (11,809)    (11,809)
                           -----   -------   ---------    --------

BALANCE, June 30, 1994     2,439    66,597     (64,773)      1,824

  Net loss                    -         -      (37,539)    (37,539)
                           -----   -------   ---------    --------

BALANCE, June 30, 1995     2,439   $66,597   $(102,312)   $(35,715)
                           =====   =======   =========    ========













              The accompanying notes to financial statements
                 are an integral part of these statements.

                    NATIONAL MICROCOMPUTER CORPORATION

                         STATEMENTS OF CASH FLOWS

                FOR THE YEARS ENDED JUNE 30, 1995 AND 1994

                        Increase (Decrease) in Cash

                                               1995         1994
                                              ------       ------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                   $(37,539)    $(11,809)
  Adjustments to reconcile net loss to net
    cash provided by operating activities:
      Issuance of common stock for services       -         30,630
      Depreciation and amortization            21,932        9,447
      Loss on sale of equipment                   709          -
      (Increase) decrease in operating
        assets:
        Accounts receivable                   (60,129)      40,473
        Prepaid expenses and other            (14,956)         227
      Increase (decrease) in operating
        liabilities:
        Accounts payable                        6,326      (19,917)
        Deferred revenue                      195,814       (5,631)
        Deferred salaries                     (65,220)     (34,364)
        Other current liabilities              (7,533)      (5,833)
                                             --------     --------
          Net cash provided by  operating
            activities                         39,404        3,223
                                             --------     --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                          (450)      (3,696)
  Additions to deferred software costs        (17,140)     (28,277)
                                             --------     --------
          Net cash used in investing
            activities                        (17,590)     (31,973)
                                             --------     --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from sale of stock                     -         34,395
                                             --------     --------

NET INCREASE IN CASH                           21,814        5,645

CASH AT BEGINNING OF YEAR                      37,085       31,440
                                             --------     --------

CASH AT END OF YEAR                          $ 58,899     $ 37,085
                                             ========     ========


              The accompanying notes to financial statements
                 are an integral part of these statements.

                    NATIONAL MICROCOMPUTER CORPORATION

                       NOTES TO FINANCIAL STATEMENTS





(1)  DESCRIPTION OF THE BUSINESS

National MicroComputer Corporation (the "Company"), a California corporation, designs and markets computer-based medical and health information systems used in certain hospital emergency departments and urgent care centers. The Company sells its computer software license rights to hospitals throughout the United States. In addition, the Company sells maintenance contracts for telephone support of the licensed software systems. Substantially all of the Company's revenues have been generated from hospitals and, therefore, the Company's financial performance is partially dependent on the viability of the healthcare economic sector.

The Company is subject to various risks associated with companies in a similar stage of operations including dependence on key individuals, potential competition from larger and more established companies, and the need to maintain adequate sources of financing.

The Company has experienced recurring losses from operations and as of June 30, 1995 has a working capital deficit of $81,301 and a shareholders' deficit of $35,715. As discussed in Note 6, subsequent to June 30, 1995, the Company was merged into Tenet Information Services, Inc. ("Tenet"). Tenet also has experienced recurring losses from operations and its ability to fund the combined operations is dependent upon obtaining additional debt or equity capital. Tenet has been successful in recently raising $252,000 of equity capital. However, there can be no assurance that the combined operations of Tenet and the Company will generate positive cash flows or profitable results.


(2)  SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Company recognizes revenue in accordance with the provisions of Statement of Position No. 91-1, "Software Revenue Recognition."

Revenues are generated from the sale of software licenses, installation of information systems and related software customization and enhancements. In addition, revenues are generated from annual software support and main-tenance. Sales of software licenses and installation revenues are recognized at the time a system is installed, accepted and customer personnel are trained in the system's use. Software customization and enhancement revenue is recognized upon completion and customer acceptance. Revenues from annual software support and maintenance are recognized ratably over the term of each contract.

Equipment

Equipment consists of computer equipment and office furniture and is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years.

Software Development Expense

The costs of new product research and development are charged to expense in the year incurred.

Income Taxes

The Company recognizes a liability or asset for the deferred tax consequences of temporary differences between the tax bases of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled. For income tax reporting purposes, the Company has elected to use the cash basis of accounting.

Warranty Costs

A 90-day limited warranty is provided on sales of software licenses. Warranty costs since inception of the Company have not been material in any year and are expensed as incurred.


(3)  DEFERRED REVENUE

Sales of software licenses are generally billed in three installments:
(1) at contract inception, (2) at installation, and (3) from 60 to 90 days after installation. Amounts billed in advance of installation are recorded as deferred revenue until installation has been completed.

Annual software support and maintenance agreements are generally billed in advance at the beginning of each one year term and are recorded as deferred revenue. Support and maintenance generally commence at the completion of the 90-day warranty period.

As of June 30, 1995, deferred revenue includes $161,239 from sales of software licenses and $87,079 from annual software support and maintenance contracts.


(4)  DEFERRED SOFTWARE COSTS

The Company capitalizes computer software development costs subsequent to the establishment of technological feasibility. Technological feasibility for the Company's computer software products is based upon achievement of a detail program design free of high-risk development issues. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized computer software development costs requires considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenues, estimated economic life and changes in software and hardware technology. Costs incurred prior to the establishment of technological feasibility are expensed as software development costs in the accompanying statements of operations.

Amortization of deferred software costs is provided on a product-by-product basis at the greater of the amount computed using: (1) the ratio of current gross revenues for a product to the total of current and anticipated future gross revenues or (2) the straight-line method over the remaining estimated economic life of the product. Estimated economic lives of three years have been assigned to deferred software costs. Amortization amounted to $17,033 and $2,478 for fiscal years 1995 and 1994, respectively. Amortization is a component of cost of revenues in the accompanying statements of operations.


(5)  INCOME TAXES

The provision for income taxes for the years ended June 30, 1995 and 1994 reflects minimum state income tax expense. During the year ended June 30, 1995, the Company utilized approximately $5,200 of tax net operating loss carryforwards and $200 of research and development tax credits to offset $3,200 of current federal income taxes and $2,200 of current state income taxes.

The components of the net deferred income tax assets as of June 30, 1995 and 1994 are as follows:


                                          June 30,     June 30,
                                            1995         1994
                                         ---------    ---------

   Net operating loss carryforwards      $    -       $  5,200

   Accrual to cash basis differences       23,400        9,500

   Tax credits                             13,200        8,800
                                         --------     --------
       Total net deferred tax assets       36,600       23,500

   Valuation allowance                    (36,600)     (23,500)
                                         --------     --------

       Net deferred tax assets           $    -       $    -
                                         ========     ========


The Company has research and development tax credit carryforwards of approximately $13,200 as of June 30, 1995.


(6)  SUBSEQUENT EVENT

On September 29, 1995, the Company's shareholders and Tenet Information Services, Inc. ("Tenet") of Salt Lake City, Utah, approved the terms of an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which the Company was merged with and into Tenet Merger Subsidiary, Inc., a wholly owned subsidiary of Tenet which was formed for purposes of effecting the merger. The Agreement provided for shareholders of the Company to receive 3,000,000 shares of Tenet's common stock in exchange for all outstanding shares of the Company.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                     /s/ Fred J. Anderson
                    _____________________________________
                    Fred J. Anderson, Chief Financial Officer


Dated: October 28, 1996